                            GENERAL GROWTH PROPERTIES
                     QUARTERLY AND CURRENT DEBT MATURITIES
                                 (000'S OMITTED)


                         Wholly-Owned            Share of Unconsolidated                        Company
                           Centers                 Joint Venture Debt                          Portfolio
                  --------------------------    -------------------------     -------------------------------------------------

                                    Current                      Current                         Current
                                    Average                      Average                         Average           Approximate
                    Total          Interest        Total       Interest           Total         Interest         Weighted Avg.
    Year             Debt            Rate           Debt         Rate              Debt           Rate             Maturity
-----------      ------------     ----------    ------------   ----------      -----------     ----------        --------------

Q1 2001
Floating Rate     1,533,188            6.54%         627,796        6.27%        2,160,984           6.46%
Fixed Rate        1,827,554            7.12%         735,686        7.20%        2,563,240           7.14%
                 ----------         -------     ------------   ---------       -----------     ----------
Totals            3,360,742            6.86%       1,363,482        6.77%        4,724,224           6.83%           4 years
                 ==========         =======     ============   =========       ===========     ==========


Q2 2001
Floating Rate     1,496,187            6.39%         583,659        5.46%        2,079,846           6.13%
Fixed Rate        1,946,158            7.12%         778,274        7.18%        2,724,432           7.14%
                 ----------         -------     ------------   ---------       -----------     ----------
Totals            3,442,345            6.80%       1,361,933        6.44%        4,804,278           6.70%           5 years
                 ==========         =======     ============   =========       ===========     ==========


Q3 2001
Floating Rate     1,462,099            5.74%         571,390        5.60%        2,033,489           5.70%
Fixed Rate        2,122,417            7.05%         831,083        7.12%        2,953,500           7.07%
                 ----------         -------     ------------   ---------       -----------     ----------
Totals            3,584,516            6.52%       1,402,473        6.50%        4,986,989           6.51%           5 years
                 ==========         =======     ============   =========       ===========     ==========


As of December 5, 2001

Floating Rate*      486,838            3.63%         441,284        3.18%          928,122           3.42%
Fixed Rate        2,934,166            6.43%       1,105,904        6.45%        4,040,070           6.44%
                 ----------         -------     ------------   ---------       -----------     ----------
Totals            3,421,004            6.03%       1,547,188        5.52%        4,968,192           5.87%           6 years
                 ==========         =======     ============   =========       ===========     ==========

* Current floating rate based on a LIBOR of 2.25%

                           GENERAL GROWTH PROPERTIES
                             CURRENT DEBT MATURITIES
                             AS OF DECEMBER 5, 2001
                                (000's OMITTED)



                     Wholly-Owned      Share of Unconsolidated            Company
                       Centers            Joint Venture Debt             Portfolio
                 -------------------   -----------------------     ---------------------
                              Current               Current                     Current
                              Average               Average                     Average
                  Maturing   Interest   Maturing    Interest         Maturing   Interest
Year               Amount      Rate      Amount       Rate            Amount     Rate
                  --------   --------   --------    --------       ----------   --------
2002                45,124      7.49%     89,871      6.00%          134,995      6.50%
2003               394,893      3.85%    270,646      5.15%          665,539      4.38%
2004               369,108      5.79%     87,709      4.96%          456,817      5.63%
2005               250,000      4.89%     82,950      4.84%          332,950      4.88%
2006               523,859      6.26%    305,704      5.15%          829,563      5.85%
2007               265,816      6.61%     81,920      7.26%          347,736      6.76%
2008               583,853      5.38%    335,078      4.41%          918,931      5.02%
2009               454,313      7.21%     97,730      7.59%          552,043      7.27%
2011               431,884      7.33%    195,580      7.07%          627,464      7.25%
2016                72,123      7.34%       --        0.00%           72,123      7.34%
2020                30,031      9.35%       --        0.00%           30,031      9.35%
                 ---------      -----  ---------      -----        ---------      -----
Totals           3,421,004      6.02%  1,547,188      5.52%        4,968,192      5.87%
                 =========      =====  =========      =====        =========      =====
Floating Rate*     486,838      3.63%    441,284      3.18%          928,122      3.42%
Fixed Rate       2,934,166      6.43%  1,105,904      6.45%        4,040,070      6.44%
                 ---------      -----  ---------      -----        ---------      -----
Totals           3,421,004      6.03%  1,547,188      5.52%        4,968,192      5.87%
                 =========      =====  =========      =====        =========      =====

                     AVERAGE MATURITY APPROXIMATELY 6 YEARS




* Current floating rate based on a LIBOR rate of 2.25%